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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  June 26, 1998




                    First Alliance Mortgage Loan Trust 1998-2
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             (Exact name of registrant as specified in its charter)



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
                     Delaware                                333-44585-03                      13-7148828
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         (State or Other Jurisdiction of                   (Commission File                 (I.R.S. Employer
                  Incorporation)                               Number)                    Identification No.)
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      c/o Wilmington Trust Company,
             as Owner Trustee
         1100 North Market Street
          Wilmington, Delaware                                           19890
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(Address of Principal Executive Offices)                              (Zip Code)


        Registrant's telephone number, including area code (302) 651-1000
                                                           --------------

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

         Reference is hereby made to the Registration Statement on Form S-3 (Registration File No. 333-44585) filed by First Alliance Mortgage Company ("First Alliance") with the Securities and Exchange Commission (the "Commission") on January 21, 1998, as amended by Amendment No. 1 to the Registration Statement on Form S-3 dated February 3, 1998, pursuant to which First Alliance registered $750,000,000 aggregate principal amount of its mortgage loan asset-backed certificates and notes, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated March 10, 1998, and the related Prospectus Supplement, dated June 10, 1998, which were previously filed with the Commission pursuant to Rule 424(b)(5), with respect to the FIRST ALLIANCE MORTGAGE LOAN TRUST 1998-2 Adjustable Rate Mortgage Loan Asset Backed Notes, Series 1998-2A (the "Adjustable Rate Notes") and Fixed Rate Mortgage Loan Asset Backed Notes, Series 1998-2F (the "Fixed Rate Notes" and together with the Adjustable Rate Notes, the "Notes").

         The Notes were sold to Wheat First Securities, Inc., doing business as First Union Capital Markets, a division of Wheat First Securities, Inc. (the "Underwriter") pursuant to the terms of an underwriting agreement dated June 10, 1998 (the "Underwriting Agreement") between First Alliance and the Underwriter. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1.

         The Adjustable Rate Notes were issued pursuant to an Indenture dated as of June 1, 1998 (the "Adjustable Rate Indenture") between First Alliance Mortgage Loan Trust 1998-2 (the "Trust") and The Chase Manhattan Bank, as Indenture Trustee (the "Indenture Trustee"). The Fixed Rate Notes were issued pursuant to an Indenture dated as of June 1, 1998 (the "Fixed Rate Indenture") between the Trust and the Indenture Trustee. (The Fixed Rate Indenture and the Adjustable Rate Indenture, each an "Indenture" and collectively, the "Indentures"). Copies of the Adjustable Rate Indenture and the Fixed Rate Indenture are filed herewith as Exhibits 4.1 and 4.2, respectively.

         The Adjustable Rate Notes are secured by a portion of the trust estate pledged under the Adjustable Rate Indenture (the "Adjustable Rate Pool") and by a limited right to receive certain excess cashflow from the Fixed Rate Pool (defined below) to fund certain shortfalls. The Fixed Rate Notes are secured by a portion of the trust estate pledged under the Fixed Rate Indenture (the "Fixed Rate Pool") and by a limited right to receive certain excess cashflow from the Adjustable Rate Pool to fund certain shortfalls. The assets of the Trust, consisting of the Adjustable Rate Pool and the Fixed Rate Pool, primarily include a pool of fixed and adjustable rate mortgage loans (the "Mortgage Loans") secured by first and second lien mortgages or deeds of trust on one-to-four family residential properties.

         Beneficial interests in the Trust are represented by certificates issued pursuant to the Trust Agreement dated as of June 1, 1998 (the "Trust Agreement") between First Alliance and Wilmington Trust Company, as Owner Trustee. A copy of the Trust Agreement is filed herewith as Exhibit 4.3.

         The Mortgage Loans were sold by First Alliance, as Seller, to the Trust pursuant to the terms of a Sale and Servicing Agreement dated as of June 1, 1998 (the "Sale and Servicing Agreement") among the Trust, as Issuer, First Alliance, as Seller and Servicer, and the Indenture Trustee. The Mortgage Loans will be serviced by First Alliance, as Servicer, pursuant to the terms of the Sale and Servicing Agreement. A copy of the Sale and Servicing Agreement is filed herewith as Exhibit 10.1



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         As of the Closing Date, the Mortgage Loans possessed the
characteristics described in the Prospectus dated March 10, 1998 and the Prospectus Supplement dated June 10, 1998, filed pursuant to Rule 424(b)(5) of the Act on June 23, 1998.

         On June 30, 1998, the Trust acquired $17,380,072.68 of Subsequent Mortgage Loans ($3,418,150.07, of such Subsequent Mortgage Loans, by aggregate principal balance, were added to the Adjustable Rate Pool and $13,961,922.61 of such Subsequent Mortgage Loans, by aggregate principal balance, were added to the Fixed Rate Pool) pursuant to the terms of the Sale and Servicing Agreement and the Subsequent Transfer Agreement dated as of June 30, 1998 and attached hereto as Exhibit 10.2, between First Alliance, as Seller and Servicer, and the Indenture Trustee, on behalf of the Trust. The Subsequent Mortgage Loans possess the characteristics required by the Prospectus dated March 10, 1998 and the Prospectus Supplement dated June 10, 1998, filed pursuant to Rule 424(b)(5) of the Act on June 23, 1998.



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits:

          1.1 Underwriting Agreement dated June 10, 1998, between First Alliance Mortgage Company and Wheat First Securities, Inc., doing business as First Union Capital Markets, a division of Wheat First Securities, Inc.

          4.1 Indenture, dated as of June 1, 1998, relating to the Adjustable Rate Mortgage Loans, between First Alliance Mortgage Loan Trust 1998-2, as Issuer, and The Chase Manhattan Bank, as Indenture Trustee.

          4.2 Indenture, dated as of June 1, 1998, relating to the Fixed Rate Mortgage Loans, between First Alliance Mortgage Loan Trust 1998-2, as Issuer, and The Chase Manhattan Bank, as Indenture Trustee.

          4.3 Trust Agreement, dated as of June 1, 1998 between First Alliance Mortgage Company and Wilmington Trust Company, as Owner Trustee.

         10.1 Sale and Servicing Agreement dated as of June 1, 1998, among First Alliance Mortgage Company, as Seller and Servicer, First Alliance Mortgage Loan Trust 1998-2, as Issuer, and The Chase Manhattan Bank, as Indenture Trustee.

         10.2 Subsequent Transfer Agreement dated June 30, 1998, between First Alliance Mortgage Company and First Alliance Mortgage Loan Trust 1998-2.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   By:   FIRST ALLIANCE MORTGAGE COMPANY,
                                         as Company


                                   By:    /s/ Brian Chisick
                                          -------------------------------------
                                   Name:  Brian Chisick
                                   Title: President and Chief Executive Officer


Dated:  July 10, 1998



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                                  EXHIBIT INDEX


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
Exhibit No.                                 Description                                        Page No.
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
    1.1           Underwriting Agreement dated June 10, 1998, between First
                  Alliance Mortgage Company and Wheat First Securities, Inc.,
                  doing business as First Union Capital Markets, a division of
                  Wheat First Securities, Inc.

    4.1 Indenture, dated as of June 1, 1998, relating to the Adjustable Rate Mortgage Loans, between First Alliance Mortgage Loan Trust 1998-2, as Issuer, and The Chase Manhattan Bank, as Indenture Trustee.

    4.2 Indenture, dated as of June 1, 1998, relating to the Fixed Rate Mortgage Loans, between First Alliance Mortgage Loan Trust 1998-2, as Issuer, and The Chase Manhattan Bank, as Indenture Trustee.

    4.3 Trust Agreement, dated as of June 1, 1998 between First Alliance Mortgage Company and Wilmington Trust Company, as Owner Trustee.

   10.1 Sale and Servicing Agreement dated as of June 1, 1998, among First Alliance Mortgage Company, as Seller and Servicer, First Alliance Mortgage Loan Trust 1998-2, as Issuer, and The Chase Manhattan Bank, as Indenture Trustee.

   10.2 Subsequent Transfer Agreement dated June 30, 1998, between First Alliance Mortgage Company and First Alliance Mortgage Loan Trust 1998-2.
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